SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 31, 2005

VISTULA COMMUNICATIONS SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50758	20-0734966
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Suite 801, 405 Park Avenue, New York, NY 10022

(Address of principal executive offices) (Zip Code)

(212) 317-8900

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02                                       UNREGISTERED SALES OF EQUITY SECURITIES

As reported in our current report on Form 8-K filed with the Securities and Exchange Commission on October 7, 2005, we entered into Warrant Exercise Agreements with certain holders of warrants issued in our private placement that closed on February 18 and March 4, 2005 (the “Private Placement”).  Under these agreements, we agreed to issue new common stock purchase warrants (“New Warrants”) in the event of the warrant holders’ exercise on or before October 31, 2005 of their outstanding warrants.  The New Warrants were to be exercisable for a number of shares equal to the number of shares they purchased upon such exercise of the outstanding warrants.  In accordance with the terms of the Securities Purchase Agreement entered into in connection with the Private Placement, we offered to enter into a Warrant Exercise Agreement with each of the holders of warrants issued in connection with the Private Placement.

At the close of business on October 31, 2005, holders of warrants issued in the Private Placement had exercised those warrants with respect to a total of 3,190,499 shares of our common stock, and we had received gross cash proceeds of $3,190,499.  In accordance with the warrant exercise agreements, we are issuing to these holders New Warrants to purchase up to an aggregate 3,190,499 shares of our common stock at an exercise price of $1.50 per share.  We are required to pay a placement fee in connection with this private placement consisting of  $159,525 cash and a warrant to purchase up to 159,525 shares of common stock, which warrant will be on substantially the same terms as the New Warrants.  We have agreed to register for resale under the Securities Act of 1933, as amended, the shares underlying the New Warrants pursuant to a Registration Rights Agreement dated as of October 3, 2005.  The issuance of the New Warrants and the warrant to the placement agent is exempt from registration under Section 4(2) of the Securities Act of 1933, as amended.

The discussion in this current report is only a summary and is qualified in its entirety by reference to the form of New Warrant, the form of Warrant Exercise Agreement, and the Registration Rights Agreement, which are included as Exhibits 4.1, 10.1, and 10.2, respectively, to this current report on Form 8-K and are incorporated by reference in this Item.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Number	Title

4.1	Form of Common Stock Purchase Warrant*

10.1	Form of Warrant Exercise Agreement*

10.2	Registration Rights Agreement dated as of October 3, 2005*

* Incorporated by reference from our current report on Form 8-K filed with the Securities and Exchange Commission on October 7, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTULA COMMUNICATIONS SERVICES, INC.

Dated: November 4, 2005	/s/ George R. Vaughn
George R. Vaughn Chief Financial Officer

Exhibit Index

Number	Title

4.1	Form of Common Stock Purchase Warrant*

10.1	Form of Warrant Exercise Agreement*

10.2	Registration Rights Agreement dated as of October 3, 2005*

* Incorporated by reference from our current report on Form 8-K filed with the Securities and Exchange Commission on October 7, 2005.